Nanophase Technologies Corporation 10-Q

Exhibit 10.2

LOAN AGREEMENT

  THIS LOAN AGREEMENT (“Agreement”) is made between Nanophase Technologies Corporation (“Borrower”), and Libertyville Bank & Trust Company, N.A. (“Lender”).

  The U.S. Small Business Administration (“SBA”) has authorized a guaranty (“Authorization”) of a loan from Lender to Borrower (“Loan”) having 2020 SBA Loan Number 31931171-00 which may be evidenced by an agreement between SBA and Lender for the amount and under the terms stated in the Authorization. In consideration of the promises in this Agreement and for other good and valuable consideration, Borrower and Lender agree as follows:

1.

Subject to the terms and conditions of the Authorization and SBA’s Participating Lender Rules as defined in the Guarantee Agreement between Lender and SBA and the program requirements of the SBA’s Paycheck Protection Program, as set out in the Coronavirus Aid, Relief, and, Economic Security Act and SBA regulations promulgated thereunder (collectively, the “Act”), Lender agrees to make the Loan if Borrower complies with the following “Borrower Requirements.” Borrower must:

a.	Provide Lender with all certifications, documents or other information Lender is required by the Act and the Authorization to obtain from Borrower or any third party;

b.	Execute a note (“Note”) and any other documents required by Lender (“Loan Documents”); and

c.	Do everything necessary for Lender to comply with the terms and conditions of the Act and the Authorization.

2.	The terms and conditions of this Agreement:

a.	Are binding on Borrower and Lender and their successors and assigns; and

b.	Will remain in effect after the closing of the Loan.

3.	Failure to abide by any of the Borrower Requirements will constitute an event of default under the note and other loan documents.

4.	Borrower further certifies to Lender as follows:

a.	Borrower was in operation on February 15, 2020 and had employees for whom it paid salaries and payroll taxes or paid independent contractors, as reported on a Form 1099-MISC.

b.	Current economic uncertainty makes this loan request necessary to support the ongoing operations of Borrower.

c.

The loan proceeds will be used to retain workers and maintain payroll; up to 25 percent of the loan proceeds may be used for mortgage interest payments, lease payments, and utility payments, and any other uses allowable under the Act and applicable regulations. Borrower understands and acknowledges that if the funds are used for unauthorized purposes, the SBA will direct Borrower to repay those amounts without potential eligibility for loan forgiveness (as described in paragraph 4(e) of this Agreement); if funds are knowingly used for unauthorized purposes, the federal government may hold Borrower legally liable for fraudulent use of funds.

d.

Documentation verifying the number of full-time equivalent employees on payroll as well as the dollar amounts of payroll costs, covered mortgage interest payments, covered lease payments, and covered utilities for the eight- week period after the loan is made will be provided to Lender.

e.

In accordance with the then-applicable law and guidance of the United States Treasury Department and the SBA and subject to Paragraph 4(j) of this Agreement, Loan forgiveness will be provided for the sum of documented payroll costs, covered mortgage interest payments, covered lease payments, and covered utilities, except that not more than 25 percent of the forgiven amount may be for non-payroll costs.

f.	During the period beginning on February 15, 2020 and ending on December 31, 2020, Borrower has not and will not receive another loan under this program.

g.

The information provided in this Agreement and Borrower’s Loan application submitted to Lender, and the information provided in all supporting documents and forms is true and accurate in all material respects. Borrower understands that knowingly making a false statement to obtain a guaranteed loan from the SBA is punishable under the law, including: (i) under 18 USC 1001 and 3571 by imprisonment of not more than five years and/or a fine of up to $250,000; (ii) under 15 USC 645 by imprisonment of not more than two years and/or a fine of not more than $5,000; and, (iii) if submitted to a federally insured institution, under 18 USC 1014 by imprisonment of not more than thirty years and/or a fine of not more than $1,000,000.

h.

Borrower has the right and power and is duly authorized to execute and deliver each Loan Document to which it is a party and to perform and observe the provisions of the Loan Documents to which it is a party; Borrower is duly authorized to borrow monies hereunder; the individual(s) executing the Loan Documents on behalf of Borrower has been duly authorized to execute the Loan Documents on behalf of Borrower. The execution, delivery and performance by Borrower of each Loan Document to which it is a party, and the borrowings by the Borrower hereunder, do not and will not (a) require any consent or approval of any Governmental Authority or agency (other than any consent or approval that has been obtained and is in full force and effect), or (b) conflict with, violate, result in any breach of any of the provisions of, or constitute a default under, (i) any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award that is applicable to or binding on any Borrower, (ii) the charter, by-laws or other organizational documents of Borrower or (iii) any agreement, indenture, instrument or other document, or any judgment, order or decree, that is binding upon any Borrower.

i.

Borrower is eligible to receive the Loan under the rules that have been issued by the SBA implementing the Paycheck Protection Program under the Act. Borrower shall comply with all rules and regulations of the Paycheck Protection Program in existence at the time of the Loan and thereafter promulgated.

j.

Borrower understands and acknowledges that forgiveness of the Loan is only available for principal that is used for the limited purposes that qualify for forgiveness under the Paycheck Protection Program under the Act and the rules and regulations promulgated thereunder. Forgiveness is not automatic, and Borrower must request forgiveness and provide Lender with documentation in accordance with the rules and regulations implementing the Paycheck Protection Program. Borrower understands and acknowledges that Borrower shall remain responsible under the Loan for any amounts not forgiven. Borrower acknowledges that it is not relying on Lender for its understanding of the Paycheck Protection Program requirements for forgiveness.

k.

Borrower acknowledges and agrees that Borrower’s liability under the Note for the Loan will continue with respect to any amounts the SBA may pay Lender based on an SBA guarantee of the Note. Any agreement between the Lender and SBA under which SBA may guarantee the Note does not create any third party rights or benefits for Borrower, and regardless if SBA pays Lender under any such agreement, SBA or Lender may seek recovery from Borrower of all amounts due on the Loan under the Note.

5.

Borrower has received a copy of the Equal Employment Opportunity Poster (SBA Form 722), and will display such poster at Borrower’s place of business where it is clearly visible to employees, job applicants, and the general public.

6.

Borrower understands, acknowledges and agrees that Lender is relying solely on Borrower’s representations, warranties, certifications, confirmations or other statements of, and information from, the Borrower and/or any of its affiliates, officers, directors, owners, principals, agents, and/or controlling persons as to the Borrower, its business or activities, its eligibility for the proposed Loan, its use of the proceeds or any other benefits of the Loan, the existence of any hardship or other condition, the eligibility of the Borrower for forgiveness of all or any portion of the Loan, the amount of any Loan forgiveness, or any other matters of compliance with the Act or SBA requirements without limitation or without Lender’s examination of any other information not included in the Borrower’s Loan application which may be in Borrower’s possession.

7.

Waiver; Amendments. No failure or delay on the part of the Lender in the exercise of any right, power, privilege or remedy shall operate as a waiver thereof, nor shall any single or partial exercise by Lender of any right, power, privilege or remedy preclude other or further exercise thereof, or the exercise of any other right, power, privilege or remedy. No amendment, modification or waiver of, or consent with respect to, any provision of this Agreement or the other Loan Documents shall in any event be effective unless the same shall be in writing and signed and delivered by the Lender (and in the case of an amendment, the Borrower), and then such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

8.

Severability. Whenever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement. All obligations of the Borrower and rights of the Lender expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law.

9.

Waiver of Class Actions. The terms “Claim” or “Claims” refer to any disputes, controversies, claims, counterclaims, allegations of liability, theories of damage, or defenses between Borrower, its subsidiaries and affiliates, on the one hand, and the Lender, on the other hand (all of the foregoing each being referred to as a “Party” and collectively as the “Parties”). Whether in state court, federal court, or any other venue, jurisdiction, or before any tribunal, the Parties agree that all aspects of litigation and trial of any Claim will take place without resort to any form of class or representative action. Thus the Parties may only bring Claims against each other in an individual capacity and waive any right they may have to do so as a class representative or a class member in a class or representative action. THIS CLASS ACTION WAIVER PRECLUDES ANY PARTY FROM PARTICIPATING IN OR BEING REPRESENTED IN ANY CLASS OR REPRESENTATIVE ACTION REGARDING A CLAIM.

10.

INDEMNIFICATION BY THE BORROWER. IN CONSIDERATION OF THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE LENDER AND THE AGREEMENT TO EXTEND THE COMMITMENTS PROVIDED HEREUNDER, THE BORROWER HEREBY AGREES TO INDEMNIFY, EXONERATE AND HOLD THE LENDER AND EACH OF THE LENDER’S OFFICERS, DIRECTORS, EMPLOYEES, AFFILIATES, LENDER AGENTS AND OTHER AGENTS (EACH A “LENDER PARTY”) FREE AND HARMLESS FROM AND AGAINST ANY AND ALL ACTIONS, CAUSES OF ACTION, SUITS, LOSSES, LIABILITIES, DAMAGES AND EXPENSES, INCLUDING ATTORNEY COSTS (COLLECTIVELY, THE “INDEMNIFIED LIABILITIES”), INCURRED BY THE LENDER PARTIES OR ANY OF THEM AS A RESULT OF, OR ARISING OUT OF, OR RELATING TO (A) THE LENDER’S ACTIONS ARISING FROM OR RELATED TO THE ACT, AND (B) THE EXECUTION, DELIVERY, PERFORMANCE OR ENFORCEMENT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT BY ANY OF THE LENDER PARTIES, EXCEPT FOR ANY SUCH INDEMNIFIED LIABILITIES ARISING ON ACCOUNT OF THE APPLICABLE LENDER PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS DETERMINED BY A FINAL, NONAPPEALABLE JUDGMENT OF A COURT OF COMPETENT JURISDICTION. IF AND TO THE EXTENT THE FOREGOING UNDERTAKING MAY BE UNENFORCEABLE FOR ANY REASON, THE BORROWER HEREBY AGREES TO MAKE THE MAXIMUM CONTRIBUTION TO THE PAYMENT AND SATISFACTION OF EACH OF THE INDEMNIFIED LIABILITIES THAT IS PERMISSIBLE UNDER APPLICABLE LAW. ALL OBLIGATIONS PROVIDED FOR IN THIS SECTION SHALL SURVIVE REPAYMENT OF THE LOAN, CANCELLATION OF THE NOTE, OR ANY MODIFICATION, RELEASE, DISCHARGE OR TERMINATION OF, ANY OR ALL OF THIS AGREEMENT.

11.

FORUM SELECTION AND CONSENT TO JURISDICTION. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE THE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. THE BORROWER HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

12.

WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR THAT MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

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BORROWER:

Nanophase Technologies Corporation

By:		Date:	Apr 16, 2020
Name:	Jess Jankowski
Its:	President

By:	Date:	Apr 16, 2020
Name:
Its:

LENDER:

Libertyville Bank & Trust Company, N.A.

By:		Date:	Apr 16, 2020
Name:	Ben Johnson
Its:	Bank Officer